SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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     Filed by a Party other than the Registrant [   ]

     Check the appropriate box:

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[ x ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Under Rule 14a-12

ARADIGM CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[ ]	Fee paid previously with preliminary materials.

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ARADIGM CORPORATION

3929 Point Eden Way
Hayward, California 94545

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 15, 2003

To the Shareholders of Aradigm Corporation:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Aradigm Corporation, a California corporation (the “Company”), will be held on Thursday, May 15, 2003, at 9:00 a.m. local time, at the Company’s offices located at 3929 Point Eden Way, Hayward, California for the following purposes:

1.	To elect directors to serve for the ensuing year and until their successors are elected.

2.	To approve the Company’s 1996 Equity Incentive Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 2,000,000 shares.

3.	To approve the Company’s Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 2,000,000 shares.

4.	To approve future sales of Common Stock to Novo Nordisk Pharmaceuticals, Inc. under the Stock Purchase Agreement dated October 22, 2001.

5.	To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2003.

6.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      The Board of Directors has fixed the close of business on March 28, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors

Richard P. Thompson
Chairman, President and Chief Executive Officer

Hayward, California

April 9, 2003

      ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PROPOSAL 2
PROPOSAL 3
PROPOSAL 4
PROPOSAL 5
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
STOCK OPTION GRANTS AND EXERCISES
OPTION EXERCISES AND YEAR END OPTION VALUES
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
PERFORMANCE MEASUREMENT COMPARISON
CERTAIN TRANSACTIONS
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS
1996 EQUITY INCENTIVE PLAN
EMPLOYEE STOCK PURCHASE PLAN

ARADIGM CORPORATION

3929 Point Eden Way
Hayward, California 94545

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

      The enclosed proxy is solicited on behalf of the Board of Directors of Aradigm Corporation, a California corporation (the “Company”), for use at the Annual Meeting of Shareholders to be held on May 15, 2003, at 9:00 a.m. local time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company’s offices located at 3929 Point Eden Way, Hayward, California. The Company intends to mail this proxy statement and accompanying proxy card on or about April 9, 2003, to all shareholders entitled to vote at the Annual Meeting.

Solicitation

      The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company’s Common Stock (the “Common Stock”) beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company or, at the Company’s request, Georgeson Shareholder Communications, Inc. No additional compensation will be paid to directors, officers or other regular employees for such services, but Georgeson Shareholder Communications, Inc. will be paid its customary fee, estimated to be $8,500, if it renders solicitation services.

Voting Rights and Outstanding Shares

      Only holders of record of Common Stock and Series A Convertible Preferred Stock (the “Preferred Stock”) at the close of business on March 28, 2003 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 28, 2003, the Company had outstanding and entitled to vote 50,150,003 shares of Common Stock and 2,001,236 shares of Preferred Stock.

      Each holder of record of Common Stock on such date will be entitled to one vote for each share held, and each holder of record of Preferred Stock on such date will be entitled to four votes for each share held, on all matters to be voted upon at the Annual Meeting.

      A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by votes at the meeting or by proxy. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether a matter is approved.

Revocability of Proxies

      Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, 3929 Point Eden Way, Hayward, California 94545, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Shareholder Proposals

      The deadline for submitting a shareholder proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2004 annual meeting of shareholders pursuant to Rule 14a-8 of the Securities and Exchange Commission (the “SEC”) is December 11, 2003. The deadline for submitting a shareholder proposal that is not included in such proxy statement is not later than the close of business on March 16, 2004 nor earlier than the close of business on February 15, 2004. Shareholders are also advised to review the Company’s Bylaws, which contain additional requirements with respect to advance notice of shareholder proposals and director nominations.

PROPOSAL 1

ELECTION OF DIRECTORS

      There are seven nominees for the seven Board positions presently authorized in the Company’s Bylaws. Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected and has qualified, or until such director’s earlier death, resignation or removal. Each nominee listed below is currently a director of the Company, all of whom have been elected by the shareholders.

      The candidates receiving the highest number of affirmative votes of the shares entitled to vote will be elected directors of the Company. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Nominees

      The names of the nominees and certain information about them are set forth below:

Name	Age	Principal Occupation/Position Held With the Company

Frank H. Barker	72	Chairman of U.S. Dermatologics, Inc. and Director
Stan M. Benson	52	Retired Senior Vice President, Sales and Marketing of Amgen Inc. and Director
Igor Gonda	55	Chief Executive Officer and Managing Director of Acrux Ltd. and Director
John M. Nehra	54	Managing General Partner of Catalyst Ventures, L.P. and Director
Wayne I. Roe	53	Consultant and Director
Richard P. Thompson	51	Chairman, President, Chief Executive Officer and Director
Virgil D. Thompson	63	President, Chief Executive Officer of Chimeric Therapies, Inc. and Director

      Frank H. Barker has been a director since May 1999. He has been the Chairman of U.S. Dermatologics, Inc., an over-the-counter pharmaceutical company, since February 1999, and was its

President and Chief Executive Officer from October 1997 to February 1999. From January 1989 to January 1996, Mr. Barker served as a company group chairman of Johnson & Johnson. Mr. Barker holds a B.A. in business administration from Rollins College, Winter Park, Florida. Mr. Barker is a director of Catalina Marketing Corporation, a direct-to-consumer marketing company.

      Stan M. Benson has been a director since April 2001. Mr. Benson served as Senior Vice President, Sales and Marketing of Amgen, Inc., a biotechnology company from 1995 to 2001. Prior to joining Amgen, Mr. Benson worked at Pfizer Inc, a pharmaceutical company, for 19 years in various senior management positions. Mr. Benson received a B.A. and an M.S. from New York University. Mr. Benson is now retired.

      Igor Gonda, Ph.D. has been a director since September 2001. He is the Chief Executive Officer and Managing Director of Acrux Limited, a drug delivery company in Melbourne, Australia. Dr. Gonda was our Chief Scientific Officer until December 2001 and previously held the position of Vice President, Research and Development, from October 1995 until July 2001. From February 1992 to September 1995, Dr. Gonda was a Senior Scientist and Group Leader at Genentech, Inc. Prior to that, Dr. Gonda held academic positions at the University of Aston in Birmingham, UK, and the University of Sydney, Australia. Dr. Gonda has a B.Sc. in chemistry and a Ph.D. in physical chemistry from Leeds University, UK. He is the Chairman of Scientific Boards at Aradigm Corporation and Exhale Therapeutics, Inc.

      John M. Nehra has been a director since December 2001. Mr. Nehra is a Special Partner of New Enterprise Associates 10, limited partnership (“NEA 10”), a venture capital partnership, and a General Partner of several venture capital partnerships affiliated with New Enterprise Associates (“NEA”) including NEA VI, NEA VII, NEA VIII and NEA IX. Mr. Nehra is also the managing General Partner of Catalyst Ventures, a venture capital partnership. Prior to joining NEA and its affiliated venture funds in 1989, Mr. Nehra was Managing Director of Alex. Brown & Sons, an investment banking firm. Upon joining Alex. Brown in 1975, Mr. Nehra was responsible for building the firm’s healthcare research and healthcare banking practice, and forming its capital markets group. Mr. Nehra is a director of Iridex Corporation and Davita Corporation and also serves on the boards of several privately held healthcare companies. Mr. Nehra holds a B.A. from the University of Michigan.

      Wayne I. Roe has been a director since May 1999. Mr. Roe was Senior Vice President of United Therapeutics Corporation, a pharmaceutical manufacturer, from 1999 to 2000. He was Chairman of Covance Health Economics and Outcomes Services, Inc., a strategic marketing firm, from 1996 to 1998. From June 1988 to March 1996, Mr. Roe was the President of Health Technology Associates, a pharmaceutical industry consulting firm. Mr. Roe received a B.A. from Union College, an M.A. from the State University of New York at Albany and an M.A. from the University of Maryland. He is also a director of Ista Pharmaceuticals Inc., Aderis Pharmaceuticals Inc., Novosonics Inc. and Favrille Inc. Mr. Roe currently is an independent consultant in the life sciences industry.

      Richard P. Thompson has been a director and has served as our President and Chief Executive Officer since 1994 and was named Chairman of the Board in 2000. From 1991 to 1994, he was President of LifeScan, Inc., a Johnson & Johnson Company, a diversified health care company. In 1981, Mr. Thompson co-founded LifeScan, which was sold to Johnson & Johnson in 1986. Mr. Thompson holds a B.S. in biological sciences from the University of California at Irvine and an MBA from California Lutheran College. Mr. Thompson is also a director of Therasense, Inc., a medical device company.

      Virgil D. Thompson has been a director since June 1995. Since November 2002, Mr. Thompson has been President and Chief Executive Officer of Angstrom Pharmaceuticals, a pharmaceutical company. From September 2000 to November 2002, he was President, Chief Executive Officer and Director of Chimeric Therapies, Inc., a biotechnology company. From May 1999 until September 2000, he was the President, Chief Operating Officer and a Director of Bio-Technology General Corporation, a pharmaceutical company. From January 1996 to April 1999, he was the President and Chief Executive Officer and a Director of Cytel Corporation, a biopharmaceutical company. From 1994 to 1996, he was President and Chief Executive Officer of Cibus Pharmaceuticals, Inc., a drug delivery device company. From 1991 to 1993 he was President of Syntex Laboratories, Inc., a pharmaceutical company. Mr. Thompson holds a B.S. in pharmacy from Kansas

University and a J.D. from The George Washington University Law School. He is also a director of Questcor Pharmaceutical Corporation.

Board Committees And Meetings

      During the fiscal year ended December 31, 2002, the Board of Directors held seven meetings. The Board has an Audit Committee, a Compensation Committee and a Nominating Committee.

      The Audit Committee monitors the corporate financial reporting and the internal and external audits of the Company, provides the Board of Directors the results of its examinations and recommendations, outlines to the Board of Directors the improvements made, or to be made, in internal accounting controls, and nominates independent auditors. The Audit Committee is composed of three non-employee directors, Messrs. Barker, Nehra and Roe. All members of the Audit Committee are independent as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Audit Committee met four times during 2002.

      The Compensation Committee recommends to the Board of Directors compensation levels for officers of the Company, establishes compensation levels for non-officer employees of the Company, makes recommendations to the Board of Directors regarding stock option grants under the Company’s 1996 Equity Incentive Plan (the “1996 Plan”), and otherwise administers the 1996 Plan. The Compensation Committee is composed of three non-employee directors, Messrs. Benson and V. Thompson, and Dr. Gonda. The Compensation Committee met one time during 2002.

      The Nominating Committee interviews, evaluates, nominates and recommends individuals for membership on the Board of Directors and its various committees, and nominates specific individuals to be elected as officers of the Company by the Board. No procedure has been established for the consideration of nominees recommended by stockholders. Six non-employee directors comprise the Nominating Committee: Messrs. Barker, Benson, Nehra, Roe and V. Thompson, and Dr. Gonda.

      During the fiscal year ended December 31, 2002, all directors attended at least 75% of the aggregate of the meetings of the Board and of the committees on which each served, held during the period for which each was a director or committee member, respectively.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*

      The Audit Committee has the responsibility, under delegated authority from the Company’s Board of Directors, for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is comprised of three non-employee directors and acts under a written charter adopted and approved by the Board of Directors in June 2000.

      The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Audit Committee meets with the independent auditors, who report directly to the Audit Committee, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. In fulfilling its oversight responsibilities, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the

*	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

      In addition, the Audit Committee has discussed with the independent auditors, the auditor’s independence from the Company and its management, including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussion With Audit Committees). The Audit Committee also discussed with the Company’s independent auditors the overall scope and plans for their audit.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the SEC.

      From the members of the Audit Committee of Aradigm Corporation:

Frank H. Barker

John M. Nehra
Wayne I. Roe

PROPOSAL 2

APPROVAL OF 1996 EQUITY INCENTIVE PLAN, AS AMENDED

      In April 1996, the Board of Directors adopted, and the shareholders subsequently approved, the Company’s 1996 Plan. As of March 28, 2003, there are 7,736,705 shares of the Company’s Common Stock authorized for issuance under the 1996 Plan.

      At March 28, 2003, options (net of canceled or expired options) covering an aggregate of 7,719,794 shares of the Company’s Common Stock had been granted under the 1996 Plan, and only 16,911 shares remained available for future grant under the 1996 Plan. During the last fiscal year, under the 1996 Plan, the Company granted to all current executive officers as a group options to purchase 1,150,000 shares at exercise prices of $2.60 to $4.82 per share and to all employees and directors (excluding current executive officers) as a group options to purchase 997,280 shares at exercise prices of $1.42 to $4.40 per share.

      The 1996 Plan contains an “evergreen” share reserve increase provision whereby, on the day of each annual meeting of shareholders of the Company, the aggregate number of shares of the Common Stock available for issuance under the 1996 Plan is automatically increase by a number equal to the lesser of (i) six percent of the issued and outstanding Common Stock of the Company, or (ii) such lesser number as determined by the Board of Directors.

      In February 2003, the Board approved an amendment to the 1996 Plan, subject to shareholder approval, to increase the maximum number of shares available for issuance under the evergreen feature of the 1996 Plan by 2,000,000 shares to 10,000,000 shares.

      The Company operates in a very competitive environment with respect to the hiring and retaining of qualified employees. The Board adopted this amendment (i) to ensure that the Company can continue to grant stock options at levels determined appropriate by the Board and the Compensation Committee in order to employ the highly qualified individuals necessary for the Company’s successful growth and to retain existing employees and (ii) to meet the Company’s anticipated growth over the next several years.

      Shareholders are requested in this Proposal 2 to approve the 1996 Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting will be required to approve the 1996 Plan, as amended. For purposes of this vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2.

      The essential features of the 1996 Plan are outlined below:

General

      The 1996 Plan provides for the grant of both incentive and nonstatutory stock options. Incentive stock options granted under the 1996 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code (the “Code”). Nonstatutory stock options granted under the 1996 Plan are intended not to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of incentive and nonstatutory stock options.

Purpose

      The 1996 Plan was adopted to provide a means by which selected officers, directors and employees of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. At March 28, 2003, all of the Company’s approximately 290 employees and consultants were eligible to participate in the 1996 Plan.

Administration

      The 1996 Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the 1996 Plan and, subject to the provisions of the 1996 Plan, to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration and other terms of the option. The Board of Directors is authorized to delegate administration of the 1996 Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the 1996 Plan to the Compensation Committee of the Board. As used herein with respect to the 1996 Plan, the “Board” refers to the Compensation Committee as well as to the Board of Directors itself. In addition, the 1996 Plan provides that, in the Board’s discretion, directors serving on the Compensation Committee will be “outside directors” within the meaning of Section 162(m) of the Code (“Section 162(m)”). See “Federal Income Tax Information” for a discussion of the application of Section 162(m).

Eligibility

      Incentive stock options may be granted under the 1996 Plan only to selected employees (including officers) of the Company and its affiliates. Selected employees (including officers), directors and consultants are eligible to receive nonstatutory stock options under the 1996 Plan.

      No incentive stock option may be granted under the 1996 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. In addition, for incentive stock options granted under the 1996 Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

Stock Subject to the 1996 Plan

      The shares subject to the 1996 Plan may be unissued shares or reacquired shares, bought on the market or otherwise. If options granted under the 1996 Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options again becomes available for issuance under the 1996 Plan.

      The 1996 Plan also contains an “evergreen” share reserve increase provision whereby, on the day of each annual meeting of shareholders of the Company, commencing with the 2001 meeting and ending with the 2005 meeting, the aggregate number of shares of the Common Stock available for issuance under the 1996 Plan is automatically increase by a number equal to the lesser of (i) six percent of the issued and outstanding Common Stock of the Company, or (ii) such lesser number as determined by the Board of Directors, subject to a maximum number of shares available for issuance under this provision of 8,000,000 shares (not including the increase adopted by the Board of Directors in February 2003).

Terms of Options

      The following is a description of the permissible terms of options under the 1996 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

      Exercise Price; Payment. The exercise price of incentive stock options under the 1996 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the 1996 Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. However, if options were granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m). See “Federal Income Tax Information.” At March 28, 2003, the closing price of the Company’s Common Stock as reported on the Nasdaq National Market System was $1.16 per share.

      The exercise price of options granted under the 1996 Plan must be paid either: (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board, (a) by delivery of other Common Stock of the Company, or (b) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board.

      Option Exercise. Options granted under the 1996 Plan may become exercisable in cumulative increments (“vest”) as determined by the Board. Shares covered by currently outstanding options under the 1996 Plan granted to newly hired employees typically vest at the rate of 25% on the one year anniversary of the vesting commencement date and in twelve equal quarterly installments thereafter during the optionee’s employment or services as a consultant. Shares covered by currently outstanding options under the 1996 Plan granted to existing employees typically vest at the rate of 1/16th per quarter (25% per year) during the optionee’s employment or services as a consultant. Shares covered by options granted in the future under the 1996 Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the 1996 Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee leave the employ of the Company before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

      Term. The maximum term of options under the 1996 Plan is 10 years, except that in certain cases (see “Eligibility”) the maximum term is five years.

      Options under the 1996 Plan terminate three months after termination of the optionee’s employment or relationship as a consultant or director of the Company or any affiliate of the Company, unless (i) such termination is due to such person’s disability, in which case the option may, but need not, provide that it may be exercised at any time within 12 months of such termination; (ii) the optionee dies while employed by or serving as a consultant or director of the Company or any affiliate of the Company, or within a period specified in the option after termination of such relationship, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee’s death) within 12 months of the optionee’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

Adjustment Provisions

      If there is any change in the stock subject to the 1996 Plan or subject to any option granted under the 1996 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the 1996 Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan, the maximum number of shares which may be granted to an employee during a calendar year, and the class, number of shares and price per share of stock subject to such outstanding options.

Effect of Certain Corporate Events

      The 1996 Plan provides that, in the event of a dissolution or liquidation of the Company, specified type of merger or other corporate reorganization, to the extent permitted by law, any surviving corporation will be required to either assume options outstanding under the 1996 Plan or substitute similar options for those outstanding under such plan, or such outstanding options will continue in full force and effect. In the event that any surviving corporation declines to assume or continue options outstanding under the 1996 Plan, or to substitute similar options, then the time during which such options may be exercised will be accelerated and the options terminated if not exercised during such time. The acceleration of an option in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

Duration, Amendment and Termination

      The Board may suspend or terminate the 1996 Plan without shareholder approval or ratification at any time or from time to time. Unless sooner terminated, the 1996 Plan will terminate on April 15, 2006.

      The Board may also amend the 1996 Plan at any time or from time to time. However, no amendment will be effective unless approved by the shareholders of the Company within 12 months before or after its adoption by the Board if the amendment would: (i) modify the requirements as to eligibility for participation (to the extent such modification requires shareholder approval in order for the 1996 Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3); (ii) increase the number of shares reserved for issuance upon exercise of options; or (iii) change any other provision of the 1996 Plan in any other way if such modification requires shareholder approval in order to comply with Rule 16b-3 or satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the 1996 Plan for shareholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Restrictions on Transfer

      Under the 1996 Plan, an incentive stock option may not be transferred by the optionee other than by will or by the laws of descent and distribution and, during the lifetime of the optionee, may be exercised only by the optionee. A nonstatutory stock option may not be transferred except by will or by the laws of descent and distribution or pursuant to a domestic relations order. In any case, the optionee may designate in writing a third party who may exercise the option in the event of the optionee’s death. In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate.

Federal Income Tax Information

      Incentive Stock Options. Incentive stock options under the 1996 Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code.

      There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee’s alternative minimum tax liability, if any.

      If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the optionee’s actual gain, if any, on the purchase and sale. The optionee’s additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. Long-term capital gains currently are generally subject to lower tax rates than ordinary income. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

      To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

      Nonstatutory Stock Options. Nonstatutory stock options granted under the 1996 Plan generally have the following federal income tax consequences:

      There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

      Potential Limitation on Company Deductions. Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

      Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Sec-

tion 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of “outside directors” and either: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the shareholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by shareholders.

1996 Employee Stock Purchase Plan

      In addition to the 1996 Plan, the Company has the Employee Stock Purchase Plan (the “Purchase Plan”) that provides for sales of common stock. See Proposal 3 below for a full description of the Employee Stock Purchase Plan.

PROPOSAL 3

APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

      In April 1996, the Board of Directors adopted, and the shareholders subsequently approved, the Purchase Plan. A total of 1,250,000 shares of the Company’s Common Stock have previously been authorized for issuance under the Purchase Plan. At March 28, 2003, an aggregate of 1,126,826 shares had been issued under the Purchase Plan and 123,174 shares remained for the grant of future rights under the Purchase Plan. Due to the low number of shares available, employee payroll deductions were suspended in November 2002, pending shareholder approval of additional shares authorized for issuance under the Purchase Plan.

      During the last fiscal year, shares were purchased at prices ranging from $1.79 to $4.00 in the following amounts under the Purchase Plan: Stephen J. Farr, 1,050 shares and Babatunde A. Otulana, 1,038 shares, all current executive officers as a group, 9,964 shares, and all employees (excluding current executive officers) as a group 429,607 shares.

      In February 2003, the Board of Directors of the Company adopted an amendment to the Purchase Plan, subject to shareholder approval, to increase the number of shares authorized for issuance under the Purchase Plan by 2,000,000 to 3,250,000 shares. This amendment is intended to afford the Company greater flexibility in providing employees with stock incentives and ensures that the Company can continue to provide such incentives at levels determined appropriate by the Board.

      Shareholders are requested in this Proposal 3 to approve the Purchase Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting will be required to approve the Purchase Plan, as amended. For purposes of this vote abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3.

      The essential features of the Purchase Plan, as amended, are outlined below:

Purpose

      The purpose of the Purchase Plan is to provide a means by which key employees of the Company (and any parent or subsidiary of the Company designated by the Board of Directors to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. At March 28, 2003, approximately 289 of the Company’s approximately 290 employees were eligible to participate in the Purchase Plan.

      The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code.

Administration

      The Purchase Plan is administered by the Board of Directors, which has the final power to construe and interpret the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether any parent or subsidiary of the Company shall be eligible to participate in such plan. The Board has the power, which it has not exercised, to delegate administration of such plan to a committee of not less than two Board members. The Board may abolish any such committee at any time and revest in itself the administration of the Purchase Plan.

Offerings

      The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. Generally, each such offering is two years in duration. The Board may set the duration of an offering for a period of time not to exceed 27 months.

Eligibility

      Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any parent or subsidiary of the Company designated from time to time by the Board) on the first day of an offering period is eligible to participate in that offering under the Purchase Plan, provided such employee has been in the continuous employ of the Company for at least 10 days preceding the first day of the offering period.

      Notwithstanding the foregoing, no employee is eligible for the grant of any rights under the Purchase Plan if, immediately after such grant, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options), nor will any employee be granted rights that would permit him to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year.

Participation in the Plan

      Eligible employees become participants in the Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions of up to 15% of such employees’ total compensation during the purchase period.

Purchase Price

      The purchase price per share at which shares are sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on the date of commencement of the offering, or (ii) 85% of the fair market value of a share of Common Stock on any purchase date.

Payment of Purchase Price; Payroll Deductions

      The purchase price of the shares is accumulated by payroll deductions over the offering period. At any time during the purchase period, a participant may reduce or terminate his or her payroll deductions. A participant may not increase or begin such payroll deductions after the beginning of any purchase period, except, if the Board provides, in the case of an employee who first becomes eligible to participate as of a date specified during the purchase period. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may not make any additional payments into such account.

Purchase of Stock

      By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under such plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares any employee may be granted the right to purchase and the maximum aggregate number of shares which may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number, the Board would make a pro rata allocation of shares available in a uniform and equitable manner. Unless the employee’s participation is discontinued, his right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. See “Withdrawal” below.

Withdrawal

      While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering period.

      Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of stock on the employee’s behalf during such offering, and such employee’s interest in the offering will be automatically terminated. The employee is not entitled to again participate in such offering. An employee’s withdrawal from an offering will not have any effect upon such employee’s eligibility to participate in subsequent offerings under the Purchase Plan.

Termination of Employment

      Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee’s employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

Restrictions on Transfer

      Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

Duration, Amendment and Termination

      The Board may suspend or terminate the Purchase Plan at any time. Unless terminated earlier, such plan will terminate in April 2006.

      The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the shareholders within 12 months of its adoption by the Board if the amendment would (i) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan, (ii) modify the requirements relating to eligibility for participation in the Purchase Plan, or (iii) modify any other provision of the Purchase Plan in a manner that would materially increase the benefits accruing to participants under the Purchase Plan, if such approval is required in order to comply with the requirements of Rule 16b-3 under the Exchange Act.

      Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of such plan without consent of the person to whom such rights were granted.

Effect of Certain Corporate Events

      In the event of a dissolution, liquidation or specified type of merger of the Company, the surviving corporation either will assume the rights under the Purchase Plan or substitute similar rights, or the exercise date of any ongoing offering will be accelerated such that the outstanding rights may be exercised immediately prior to, or concurrent with, any such event.

Stock Subject to Purchase Plan

      If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the Common Stock not purchased under such rights again becomes available for issuance under such plan.

Federal Income Tax Information

      Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

      A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the purchase shares.

      If the stock is disposed of at least two years after the beginning of the offering period and at least one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a capital gain or loss. Capital gains currently are generally subject to lower tax rates than ordinary income.

      If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition, and the Company may, in the future, be required to withhold income taxes relating to such ordinary income from other payments made to the participant. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date.

      There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation).

Equity Compensation Plan Information

      The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2002. No equity compensation plans that were in effect as of December 31, 2002 were adopted without the approval of the Company’s security holders.

Number of Securities
Remaining Available for
	Number of Securities to be	Weighted-average	Issuance Under Equity
	Issued Upon Exercise of	Exercise Price of	Compensation Plans
	Outstanding Options,	Outstanding Options,	(excluding securities
	Warrants and Rights	Warrants and Rights	reflected in column(a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	5,878,758	$8.05	588,093
Equity compensation plans not approved by security holders	—	—	—
Total	5,878,758	$8.05	588,093

PROPOSAL 4

ISSUANCE AND SALE OF COMMON STOCK TO NOVO NORDISK

      In October 2001, the Company entered into a Stock Purchase Agreement (the “Novo Agreement”) with Novo Nordisk Pharmaceuticals, Inc. (“Novo”), pursuant to which the Company initially sold 5,665,723 shares of Comon Stock at an aggregate purchase price of $20 million and has a right to sell, and Novo is obligated to buy, shares of Common Stock from time to time, up to an aggregate purchase price of $25 million. To date, the Company has issued 1,182,034 additional shares of Common Stock to Novo under the Novo Agreement, for aggregate consideration from Novo of approximately $5 million. In February 2003, in light of certain rules promulgated by the National Association of Securities Dealers, Inc. (“NASD”), the Board determined that shareholder approval should be secured so that the Company has the ability, from time to time, to make future sales to Novo under the Novo Agreement.

      To the extent the Company issues and sells shares of Common Stock to Novo under the Novo Agreement, such issuance and sale may be subject to shareholder approval pursuant to the Rules of the NASD applicable to companies whose securities are traded on the Nasdaq National Market (“Nasdaq”). Rule 4350(i) of the NASD rules (the “20% Rule”) requires companies that are listed on Nasdaq to obtain shareholder approval prior to issuing common stock (or shares convertible into or exercisable for common stock) in a private financing at a price less than the greater of the market value and the book value of the common stock, where the amount of common stock to be issued (or issuable upon conversion or exercise) is or will be greater than 20% of the common stock or voting power of the Company outstanding prior to the issuance. In addition, Rule 4350(i) of the NASD rules (the “Change of Control Rule”) requires companies that are listed on Nasdaq to obtain shareholder approval prior to issuing common stock (or shares convertible into or exercisable for common stock) if such issuance will result in a change of control of the issuer.

      At the time of the signing of the Novo Agreement, the closing price of a share of the Company’s Common Stock on the Nasdaq was $3.43. As of March 28, 2003, the closing price of a share of the Company’s Common Stock on the Nasdaq was $1.16. Future sales of shares of Common Stock to Novo are likely to be at a price per share lower than the greater of the market value and the book value of the Common Stock at the time of the signing of the Novo Agreement, and the 20% Rule could be interpreted to mean that any such sales would be “below market sales.” In addition, all sales to Novo under the Novo Agreement will be aggregated for purposes of determining whether the 20% threshold has been exceeded. Because the Company has already sold greater than 20% of its Common Stock to Novo (as measured immediately prior to the signing of the Novo Agreement), absent shareholder approval, the Company would not be able to sell any additional shares of Common Stock to Novo under the Novo Agreement unless the price paid by Novo was equal to or greater than the greater of the market value and the book value of such shares of Common Stock at the time of the signing of the Novo Agreement. As a result, approval of the Company’s shareholders is being sought in order to permit the Company to sell Common Stock to Novo under the Novo Agreement, where such issuance and sale may be deemed to be at a price less than the greater of the market value and the book value of the Common Stock.

      In addition, under current interpretation of Rule 4350(i) of the NASD Rules, ownership of more than 20% of the outstanding shares of a company’s common stock may give rise to a presumption that a change of control has occurred. Additional sales of shares of Common Stock to Novo would increase Novo’s percentage ownership of the Company’s Common Stock (on an as-converted basis), which is 13.5% as of March 28, 2003. As a result of this increase, the sale or sales to Novo could be viewed under Rule 4350(i) of the NASD rules as an issuance that results in a “change of control,” thereby requiring shareholder approval.

      There will be no preemptive rights associated with the shares of Common Stock that may be issued to Novo pursuant to the Novo Agreement.

      Shareholders are requested in this Proposal 4 to approve future sales to Novo pursuant to the Novo Agreement. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting will be required to approve the future sales to Novo pursuant to the Novo Agreement. For purposes of this vote, shares previously sold to Novo under the Novo Agreement will not be counted for any purpose in determining whether this Proposal has been approved; such shares will be counted for all other purposes at the Annual Meeting. Abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

      If shareholder approval of this Proposal is not obtained, the Company’s rights under the Novo Agreement will remain unchanged, and the Company will be able to sell shares of its Common Stock to Novo under the Agreement, subject to applicable NASD limitations and the limitations contained in the Novo Agreement. The Novo Agreement was filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001, filed with the SEC on March 29, 2002, and you are encouraged to review the full text of the Novo Agreement. The foregoing summary of the terms of the Novo Agreement is qualified in its entirety by reference to the more detailed terms set forth in the Novo Agreement.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 4.

PROPOSAL 5

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors has selected Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2003, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Ernst & Young LLP has audited the Company’s financial statements since 1995. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      Shareholder ratification of the selection of Ernst & Young LLP as the Company’s independent auditors is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

      The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting will be required to ratify the selection of Ernst & Young LLP. For purposes of this vote abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

      Audit Fees. During the fiscal year ended December 31, 2002, the aggregate fees billed by Ernst & Young LLP for the audit of the Company’s financial statements for such fiscal year and for the reviews of the Company’s interim financial statements was $164,560.

      Financial Information Systems Design and Implementation Fees. During the fiscal year ended December 31, 2002, the Company was not billed any fees by Ernst & Young LLP for information technology consulting services.

      All Other Fees. During the fiscal year ended December 31, 2002, the aggregate fees billed by Ernst & Young LLP for professional services other than audit and information technology consulting fees was $18,000.

      The Audit Committee has determined the rendering of all other non-audit services by Ernst & Young LLP is compatible with maintaining the auditor’s independence.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 5.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of our Common Stock, including Common Stock available upon the exercise of stock options exercisable on or prior to May 28, 2003, and Preferred Stock as of March 28, 2003, by each person known to us to own beneficially more than five percent of the Common Stock or Preferred Stock, each nominee for director, the executive officers, and the officers and directors as a group. The Preferred Stock votes together with our Common Stock as if it had been converted into Common Stock.

	Beneficial Ownership

			Number of		Common Stock
	Number of		Shares of		and Preferred
	Shares of	Percent	Preferred	Percent	Stock Combined
Beneficial Owner(1)	Common Stock	of Total	Stock	of Total	Voting Power %

New Enterprise Associates 10, Limited Partnership(2)	11,948,145	22.0%	1,033,057	51.6%	25.8%
1119 St. Paul Street Baltimore, MD 21202
Novo Nordisk A/S(3)	7,868,369	15.7	—	—	13.5
Novo Alle DK-2880 Bagsvaerd, Denmark
Special Situations Private Equity Fund L.P.(4)	4,651,894	9.1	—	—	7.9
153 E 53rd Street, 55th Floor New York, New York 10022
Camden Partners Strategic Fund II-A, LP(5)	1,940,631	3.8	150,000	7.5	4.3
c/o Camden Partners, Inc. One South Street, Suite 2150 Baltimore, MD 21202
Domain Public Equity Partners, LP(6)	1,507,788	3.0	154,958	7.7	3.6
One Palmer Square Princeton, NJ 08542
Federated Kaufmann Fund(7)	650,000	1.3	250,000	12.5	2.8
1001 Liberty Avenue Pittsburgh, PA 15222
Castle Creek Healthcare Partners LLC(8)	1,043,908	2.1	103,305	5.2	2.5
111 West Jackson Blvd., Ste 2020 Chicago, IL 60604

	Beneficial Ownership

			Number of		Common Stock
	Number of		Shares of		and Preferred
	Shares of	Percent	Preferred	Percent	Stock Combined
Beneficial Owner(1)	Common Stock	of Total	Stock	of Total	Voting Power %

CC Lifescience, Ltd.(9)	1,043,908	2.1	103,305	5.2	2.5
111 West Jackson Blvd., Ste 2020 Chicago, IL 60604
MPM BioEquities Master Fund LP(10)	537,188	1.1	206,611	10.3	2.3
601 Gateway Blvd., Suite 360 South San Francisco, CA 94080
Richard P. Thompson(11)	1,243,855	2.4	—	—	2.1
Stephen Farr, Ph.D.(12)	454,854	*	—	—	*
Babatunde A. Otulana(13)	460,623	*	—	—	*
V. Bryan Lawlis, Jr.(14)	396,518	*	—	—	*
Klaus Kohl(15)	295,000	*	—	—	*
Thomas Chesterman(16)	200,533	*	—	—	*
Virgil D. Thompson(17)	159,500	*	—	—	*
Frank H. Barker(18)	110,212	*	—	—	*
Wayne I. Roe(19)	110,212	*	—	—	*
Stan M. Benson(20)	110,212	*	—	—	*
John M. Nehra(21)	55,000	*	—	—	*
All officers and directors as a group (15 persons)(22)	5,178,322	9.5	—	—	8.3

*	Less than one percent.

(1)	This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 50,150,003 shares of Common Stock and 2,001,236 shares of Preferred Stock (convertible at any time into 8,004,944 shares of Common Stock) outstanding on March 28, 2003, adjusted as required by rules promulgated by the SEC.

(2)	Includes 7,806,040 shares of Common Stock and warrants to purchase an aggregate of 4,131,108 shares of Common Stock held by NEA 10, and includes 9,998 shares of Common Stock and warrants to purchase 999 shares of Common Stock held by NEA Ventures 2001, L.P. In addition, NEA 10 holds 1,033,057 shares of the Company’s Preferred Stock that are convertible at any time into 4,132,228 shares of Common Stock. According to a Schedule 13D Amendment No. 3 dated March 10, 2003 and filed jointly by NEA 10, NEA Partners 10, Limited Partnership (“NEA Partners 10”), Stewart Alsop, James Barrett, Peter J. Barris, Robert T. Coneybeer, Nancy L. Dorman, Ronald H. Kase, C. Richard Kramlich, Thomas C. McConnell, Peter T. Morris, Charles W. Newhall III, Mark W. Perry, Scott D. Sandell and Eugene A. Trainor III, each of the aforementioned general partners of NEA 10 has shared dispositive and shared voting power with respect to the shares held by NEA 10. Each of the aforementioned disclaims beneficial ownership as to the shares held by NEA 10, except to the extent of their pecuniary interest therein.

(3)	Represents 7,868,369 shares of Common Stock held by Novo Nordisk A/ S, a publicly quoted Danish company. According to a Schedule 13D Amendment No. 3 dated March 10, 2003, Novo Nordisk A/ S holds the shares through Novo Nordisk Pharmaceuticals, Inc., a Delaware corporation. Novo Nordisk Pharmaceuticals is a wholly-owned subsidiary of Novo Nordisk of North America, Inc., a Delaware corporation. Novo Nordisk North America is wholly owned by Novo Nordisk A/ S. Novo A/ S, a private limited Danish company, owns approximately 26.7% of Novo Nordisk A/ S’s total share capital, representing approximately 69.0% of the voting rights of Novo Nordisk A/ S and may be deemed to control Novo Nordisk A/ S. Novo A/ S is a wholly-owned subsidiary of Novo Nordisk Foundation, a self-governing and self-owned foundation.

(4)	Includes 1,139,240 shares of Common Stock and a warrant to purchase 256,329 shares of Common Stock held by Special Situations Private Equity Fund L.P., 886,075 shares of Common Stock and a warrant to purchase 199,366 shares of Common Stock held by Special Situations Cayman Fund, L.P. and 1,772,151 shares of Common Stock and warrants to purchase 398,733 shares of Common Stock held by Special Situations Fund III, L.P.

(5)	Includes 1,194,936 shares of Common Stock and warrants to purchase an aggregate of 637,020 shares of Common Stock held by Camden Partners Strategic Fund II-A, L.P., 70,886 shares of Common Stock, 8,400 shares of Preferred Stock and warrants to purchase an aggregate of 37,789 shares of Common Stock held by Camden Partners Strategic Fund II-B, L.P.

(6)	Includes 582,320 shares of Common Stock issuable upon exercise of warrants.

(7)	Includes 650,000 shares of Common Stock issuable upon exercise of warrants.

(8)	Includes 410,997 shares of Common Stock issuable upon exercise of warrants.

(9)	Includes 410,997 shares of Common Stock issuable upon exercise of warrants.

(10)	Includes 537,188 shares of Common Stock issuable upon exercise of warrants.

(11)	Includes 109,613 shares of Common Stock held by Mr. Thompson, 100 shares of Common Stock held by a member of Mr. Thompson’s immediate family, 279,206 shares of Common Stock held by the Thompson Family Trust and 15,000 shares of Common Stock held by Thompson Family Partners. Mr. Thompson is a co-trustee of the Thompson Family Trust and a General Partner of Thompson Family Partners and, as such, may be deemed to share voting and investment power with respect to the shares held by the Thompson Family Trust and Thompson Family Partners. Mr. Thompson disclaims beneficial ownership of the shares held by his family members, the Thompson Family Trust and Thompson Family Partnership except to the extent of his pecuniary and proportionate partnership interest arising from his interest therein. Includes 820,000 shares of Common Stock subject to options exercisable within 60 days of March 28, 2003, subject to repurchase of unvested shares. Includes 19,936 shares of Common Stock issuable upon exercise of warrants held by the Thompson Family Trust.

(12)	Includes 402,500 shares of Common Stock subject to options exercisable within 60 days of March 28, 2003, subject to repurchase of unvested shares.

(13)	Includes 415,000 shares of Common Stock subject to options exercisable within 60 days of March 28, 2003, subject to repurchase of unvested shares.

(14)	Includes 250,000 shares of Common Stock subject to options exercisable within 60 days of March 28, 2003, subject to repurchase of unvested shares. Includes 8,544 shares of Common Stock issuable upon exercise of warrants.

(15)	Includes 295,000 shares of Common Stock subject to options exercisable within 60 days of March 28, 2003, subject to repurchase of unvested shares.

(16)	Includes 150,000 shares of Common Stock subject to options exercisable within 60 days of March 28, 2003, subject to repurchase of unvested shares. Includes 2,848 shares of Common Stock issuable upon exercise of warrants.

(17)	Includes 140,000 shares of Common Stock subject to options exercisable within 60 days of March 28, 2003, subject to repurchase of unvested shares.

(18)	Includes 110,212 shares of Common Stock subject to options exercisable within 60 days of March 28, 2003, subject to repurchase of unvested shares.

(19)	Includes 110,212 shares of Common Stock subject to options exercisable within 60 days of March 28, 2003, subject to repurchase of unvested shares.

(20)	Includes 77,500 shares of Common Stock subject to options exercisable within 60 days of March 28, 2003, subject to repurchase of unvested shares.

(21)	Includes 55,000 shares subject to options exercisable within 60 days of March 28, 2003, subject to repurchase of unvested shares. Does not include 16,080,373 shares, including shares of Common Stock issuable upon conversion of Preferred Stock, beneficially owned by NEA 10. Mr. Nehra is a director of the Company and a limited partner of NEA Partners 10, the general partner of NEA 10. Mr. Nehra disclaims beneficial ownership of the shares held by NEA 10 except to the extent of his pecuniary interest therein.

(22)	See footnotes (1) through (21) above, as applicable.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

EXECUTIVE COMPENSATION

Compensation Of Directors

      Each non-employee director of the Company receives a fee of $3,000 per meeting. In the year ended December 31, 2002, the total compensation paid to non-employee directors was $126,000. The Company’s directors are reimbursed for certain expenses incurred in connection with their attendance at Board of Directors and committee meetings in accordance with Company policy.

      Each non-employee director is also eligible to receive stock option grants under the 1996 Plan. During the last fiscal year, the Company granted 20,000 shares to Messrs. Barker, Benson, Nehra, Roe and V. Thompson, and Dr. Gonda at an exercise price of $3.43 per share, 27,500 shares to each of Messrs. Barker and Roe at an exercise price of $4.82 per share, 17,500 shares to Mr. Benson at an exercise price of $4.82 per share, 15,000 shares and 10,000 shares to Dr. Gonda at an exercise price of $4.82 per share and $3.45 per share, respectively, 15,000 shares to Mr. Nehra at an exercise price of $4.82 per share and 52,500 shares to Mr. V. Thompson at an exercise price of $4.82 per share. As of December 31, 2002, non-employee directors held options to purchase an aggregate of 477,924 shares of the Company’s Common Stock.

Compensation Of Executive Officers

      The following table shows for the fiscal years ended December 31, 2000, 2001 and 2002, compensation awarded or paid to, or earned by, the Company’s Chief Executive Officer and other four most highly compensated executive officers at December 31, 2002 (the “Named Executive Officers”). In accordance with the rules of the SEC, the compensation described in this table does not include medical, group life insurance or other benefits received by the Named Executive Officers that are available generally to all of the Company’s salaried employees and certain perquisites and other personal benefits received by the Named

Executive Officers, which do not exceed the lesser of $50,000 or 10% of any such officer’s salary and bonus contained in the table.

Summary Compensation Table

				Long-Term and
	Annual Compensation			Other Compensation

				Securities
	Fiscal			Underlying	All Other
Name and Principal Position	Year	Salary($)	Bonus($)	Options(#)	Compensation($)

Richard P. Thompson	2002	345,000	122,584	250,000	1,559	(1)
Chairman, President and	2001	340,000	129,000	200,000	4,212	(1)
Chief Executive Officer	2000	298,000	79,000	50,000	—
V. Brian Lawlis, Jr.	2002	280,000	95,200	50,000	285,438	(2)
Chief Operating Officer	2001	—	—	—	—
	2000	—	—	—	—
Babatunde A. Otulana, M.D.	2002	230,708	66,443	130,000	60,793	(3)
Vice President, Clinical and	2001	218,000	40,000	100,000	10,420	(3)
Regulatory Affairs	2000	195,000	37,000	40,000	28,000	(3)
Klaus Kohl	2002	227,123	87,215	100,000	67,232	(4)
Senior Vice President, Quality and	2001	190,000	35,000	120,000	13,000	(4)
Technical Leader iDMS	2000	40,000	8,000	—	19,000	(4)
Stephen J. Farr, Ph.D.	2002	208,282	61,282	130,000	994	(1)
Vice President, Research and	2001	195,000	39,000	100,000	2,475	(1)
Development	2000	189,000	36,000	60,000	—

(1)	Represents matching contributions paid by the Company under the Company’s 401(k) plan to the Named Executive Officers.

(2)	In 2002, Mr. Lawlis was reimbursed by the Company for moving expenses in the amount of $234,289, indebtedness to the Company in the amount of $48,847 was forgiven and $2,302 was paid by the Company to Mr. Lawlis under the Company’s 401(k) plan.

(3)	Mr. Otulana was reimbursed by the Company for moving expenses in the amounts of $19,947, $6,000 and $28,000 in 2002, 2001 and 2000, respectively. In 2002, indebtedness to the Company in the amount of $37,955 was forgiven and $2,891 was paid by the Company to Mr. Otulana under the Company’s 401(k) plan.

(4)	Mr. Kohl was reimbursed by the Company for moving expenses in the amounts of $52,821, $13,000 and $19,000 in 2002, 2001 and 2000, respectively. In 2002, indebtedness to the Company in the amount of $14,411 was forgiven.

STOCK OPTION GRANTS AND EXERCISES

      The following table presents each grant of stock options made to each of the Named Executive Officers during the year ended December 31, 2002. The Company grants options to it executive officers under its 1996 Plan. These options vest quarterly over a four-year period. The options will fully vest upon a change of control, as defined in the 1996 Plan, unless the acquiring company assumes the options or substitutes similar options. In the year ended December 31, 2002, the Company granted to its employees options to purchase a total of 1,857,280 shares of its Common Stock.

      Potential realizable value is calculated assuming that the stock price on the date of grant appreciates at the indicated rate compounded annually until the option is exercised and sold on the last day of its term for the appreciated stock price. The 5% and 10% assumed rates of appreciation are required by the rules of the SEC and do not represent the Company’s estimate or projection of the future Common Stock price.

	Individual Grants

		% of Total			Potential Realizable Value
	Number of	Options			at Assumed Annual Rates
	Securities	Granted to	Exercise		of Stock Price Appreciation
	Underlying	Employees	or Base		for Option Term($)
	Options	in Fiscal	Price	Expiration
Name	Granted	Year	($/SH)	Date	5%	10%

Richard P. Thompson	250,000	13.5%	$4.82	2/10/12	$757,818	$1,920,460
V. Bryan Lawlis, Jr.	50,000	2.7	4.82	2/10/12	151,564	384,092
Babatunde A. Otulana, M.D.	130,000	7.0	4.82	2/10/12	394,065	998,639
Klaus Kohl	100,000	5.4	4.82	2/10/12	303,127	768,184
Stephen J. Farr, Ph.D.	130,000	7.0	4.82	2/10/12	394,065	998,639

OPTION EXERCISES AND YEAR END OPTION VALUES

      No Named Executive Officers exercised any options during 2002. Options granted under the 1996 Plan are immediately exercisable, but are subject to the Company’s right to repurchase unvested shares at the original exercise price paid per share upon termination of employment. The value of in-the-money options is based on the fair market value of the Company’s Common Stock at December 31, 2002, which was $1.62 per share, minus the exercise price payable of the options.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year End Option Values

	Number of Securities		Value of Unexercised
	Underlying Unexercised		In-the-Money
	Options at FY-End (#)		Options at FY-End ($)

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Richard P. Thompson	670,000	—	—	—
V. Bryan Lawlis, Jr.	250,000	—	—	—
Babatunde A. Otulana, M.D.	365,000	—	—	—
Klaus Kohl	220,000	—	—	—
Stephen J. Farr, Ph.D.	327,500	—	—	—

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

ON EXECUTIVE COMPENSATION*

      The Compensation Committee of the Board of Directors (the “Committee”) is composed of three non-employee directors. The Committee is responsible for setting and administering the policies that govern annual executive salaries, bonuses and stock option grants. The Committee annually evaluates the performance, and determines the level of compensation, of the Chief Executive Officer (“CEO”), and the other executive officers of the Company based upon a mix of the achievement of the corporate goals, individual performance and comparisons with other biotechnology companies. The CEO is not present during the discussion of his compensation.

      The policies of the Committee with respect to executive officers, including the CEO, are to provide compensation sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of shareholder value. To meet these goals, the Committee has adopted a mix among the compensation elements of salary, bonus

*	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

and stock options, with a bias toward stock options to emphasize the link between executive incentives and the creation of shareholder value as measured by the equity markets.

      In general, the salaries of executive officers are based upon a review of surveys of publicly-held biotechnology companies of a similar size to the Company in terms of number of persons employed. Based upon such surveys, the executive officers’ salaries are set at the beginning of a fiscal year in the low- to mid-range as compared to other biotechnology companies described above. The salaries are adjusted at such time within such range based upon whether an executive officer met specific individual performance goals. Such individual performance goals are based upon the officer’s contribution toward Company goals. For the fiscal year ended December 31, 2002, the average increase in the salaries of the executive officers, including the CEO, was 6.13%.

      Target bonuses of executive officers are based upon the surveys of other biotechnology companies described above and are set at the beginning of each fiscal year as a percentage of base salary, which percentage is in the mid-range as compared to such other biotechnology companies. Actual bonuses are paid at the end of each fiscal year and may be above or below target depending on whether certain corporate goals have been met during the year. The set of corporate goals is the same for all executive officers. Because the Company is a development stage company, the corporate goals are based upon product development and financing objectives rather than the operating performance of the Company. The Committee assigns a weight to each goal according to whether it was attained or surpassed. The bonus is capped at 150% of the target percentage based on maximum goal achievement.

      In recommending stock options for executive officers, the Committee considers individual performance, overall contribution to the Company and the total number of stock options to be awarded. The level of stock option awards is also based upon the surveys of other biotechnology companies described above. After considering the criteria relating to awarding stock options, the Committee determined that ten executive officers, including the CEO, would receive option grants in the fiscal year ended December 31, 2002.

      The Committee generally uses the same procedures described above for the other executive officers in setting the annual salary, bonus and stock option awards for the CEO, except that during 2002 the CEO’s bonus was based on performance targets in product development and levels of financing achieved. The corporate goals used in adjusting the salary of the CEO are the same as the corporate goals utilized in adjusting the salaries of all executive officers. The CEO’s salary and bonus are determined based on comparisons with other biotechnology companies and adjusted according to corporate performance as described above. During 2002, the CEO did not receive an increase in salary and received a bonus that was 71% of the target bonus. In awarding stock options, the Committee considers the CEO’s performance, overall contribution to the Company, the total number of options awarded and the level of options granted by other biotechnology companies as described above. Based on such criteria, the CEO received options to purchase an aggregate of 250,000 shares of the Company’s Common Stock for the fiscal year ended December 31, 2002. Compared to other biotechnology companies as described above, the CEO’s salary and stock options are in the low- to mid-range.

      Section 162(m) limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers during a taxable year. Compensation above $1 million may be deducted if it is “performance-based compensation” within the meaning of the Code. The Compensation Committee believes that at the present time it is unlikely that the compensation paid to any Named Executive Officer in a taxable year which is subject to the deduction limit will exceed $1 million. Therefore, the Committee has not yet established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as “performance-based compensation.” The Committee intends to continue to evaluate the effects of the statute and any United

States Treasury regulations and to comply with Section 162(m) in the future to the extent consistent with the best interests of the Company.

      From the members of the Compensation Committee of Aradigm Corporation:

Stan M. Benson

Igor Gonda
Virgil D. Thompson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      As noted above, the Company’s Compensation Committee currently consists of Messrs. Benson and V. Thompson and Dr. Gonda. Mr. Roe was a member of the Committee during fiscal 2002 until December 2002, when Dr. Gonda joined the Committee. Dr. Gonda was an executive officer of the Company from August 2000 until November 2001.

PERFORMANCE MEASUREMENT COMPARISON*

      The following graph shows the total shareholder return of an investment of $100 in cash on December 31, 1997 for (i) the Common Stock, (ii) the Nasdaq Composite Market Index (the “Nasdaq”) and (iii) the Nasdaq Pharmaceutical Index (the “Nasdaq-Pharmaceutical”). The total return for the Company’s stock and for each index assumes the reinvestment of dividends, although dividends have never been declared on the Company’s stock, and is based on the returns of the component companies weighted according to their capitalizations as of the end of each quarterly period. The Nasdaq tracks the aggregate price performance of equity securities traded on the Nasdaq. The Nasdaq-Pharmaceutical tracks the aggregate price performance of equity securities of pharmaceutical companies traded on the Nasdaq. The Company’s Common Stock is traded on the Nasdaq and is a component of both the Nasdaq and the Nasdaq-Pharmaceutical.

Comparison of 5 Year Cumulative Total Return

Among Aradigm Corporation,
the NASDAQ Composite Market Index
and the NASDAQ Pharmaceutical Index

	Cumulative Total Return ($)

	12/97	12/98	12/99	12/00	12/01	12/02

ARADIGM CORPORATION	100.00	147.06	111.76	172.06	83.53	19.06
NASDAQ COMPOSITE MARKET	100.00	139.63	259.13	157.32	124.20	85.05
NASDAQ PHARMACEUTICAL	100.00	146.08	65.68	83.82	71.43	55.93

CERTAIN TRANSACTIONS

      The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party be reason of his position as a director, officer

*	This section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

or other agent of the Company, and otherwise to the full extent permitted under California law and the Company’s Bylaws.

      Pursuant to an offer letter dated September 20, 2001, the Company agreed to provide Mr. Lawlis with a loan in the principal amount of $200,000. The loan has a five-year term and accrues interest at the rate of 4.8% per year. By the terms of the offer letter, the loan is to be forgiven over the first five years of Mr. Lawlis’s employment with the Company. In 2002 the total amount of principal and interest forgiven was $48,847, and the largest aggregate amount of indebtedness outstanding in 2002, including principal and accrued interest, was $196,666,67. As of March 31, 2003, the amount of principal and accrued interest outstanding was $150,000.

      Pursuant to an offer letter dated August 10, 1997, the Company agreed to provide Mr. Otulana with loans in the principal amount of $60,000. On December 17, 2001, the Board extended the term of such loans to December 31, 2003 and approved the forgiveness of such loans, including all accrued interest, over a two-year period ending on December 31, 2003, for as long as Mr. Otulana continues to be employed by the Company. The loan accrues interest at the rate of 5.4% per year. In 2002, the total amount of principal and interest forgiven was $37,955, and the largest aggregate amount of indebtedness outstanding in 2002, including principal and accrued interest, was $71,825.09. As of March 31, 2003, the amount of principal and accrued interest outstanding was $34,657.40.

      Pursuant to a letter agreement dated April 1, 2002, the Company agreed to provide Mr. Kohl with a loan in the principal amount of $50,000. The loan has a three-year term and accrues interest at the rate of 5.4% per year. By the terms of the letter agreement, the loan is to be forgiven in 36 equal installments, together with accrued interest, for as long as Mr. Kohl continues to be employed by the Company. In 2002, the total amount of principal and interest forgiven was $14,411, and the largest aggregate amount of indebtedness outstanding in 2002, including principal and accrued interest, was $50,000. As of March 31, 2003, the amount of principal and accrued interest outstanding was $33,333.33.

HOUSEHOLDING OF PROXY MATERIALS

      The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

      A number of brokers with account holders who are Aradigm shareholders will be “householding” the Company’s proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Aradigm Corporation, Corporate Secretary, 3929 Point Eden Way, Hayward, California 94545, or contact the Company’s Corporate Secretary at (510) 265-9000. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

      The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Richard P. Thompson

Chairman, President and Chief Executive Officer

April 9, 2003

      A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2002 is available without charge upon written request to: Corporate Secretary, Aradigm Corporation, 3929 Point Eden Way, Hayward, CA 94545. Copies may also be obtained without charge through the SEC’s World Wide Web address at http://www.sec.gov.

ARADIGM CORPORATION

1996 EQUITY INCENTIVE PLAN

As Amended and Restated by the Board of Directors on April 16, 1996

Approved by the Shareholders on June 5, 1996
Amended by the Board of Directors on February 11, 1998
Approved by the Shareholders on May 15, 1998
Amended by the Board of Directors on February 2, 1999
Approved by the Shareholders on May 21, 1999
Amended and Restated by the Board of Directors on February 11, 2000
Amended and Restated by the Board of Directors on April 2, 2001
Approved by the Shareholders on May 18, 2001
Amended by the Board of Directors on June 11, 2001
Amended and Restated by the Board of Directors on February 19, 2003

1.	Purposes

      (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company and its Affiliates may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock and (v) stock appreciation rights, all as described below.

      (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors or Consultants, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

      (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, or (iii) stock appreciation rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.	Definitions

      (a) “Affiliate” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

      (b) “Board” means the Board of Directors of the Company.

      (c) “Code” means the Internal Revenue Code of 1986, as amended.

      (d) “Committee” means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

      (e) “Common Stock” means the common stock of the Company.

      (f) “Company” means Aradigm Corporation, a California corporation.

      (g) “Concurrent Stock Appreciation Right” or “Concurrent Right” means a right granted pursuant to subsection 8(b)(2) of the Plan.

      (h) “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services who is compensated for such services, provided that the term “Consultant” shall not

1

include Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

      (i) “Continuous Status as an Employee, Director or Consultant” means an individual’s employment or relationship as a Director or Consultant is not interrupted or terminated. An individual’s Continuous Status as an Employee, Director or Consultant shall not be deemed to have terminated merely because of a change in the capacity in which the individual renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the entity for which the individual renders such service, provided that there is no interruption or termination of the individual’s service. For example, a change in status without interruption from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Status. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

      (j) “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

      (k) “Director” means a member of the Board.

      (l) “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

      (m) “Employee” means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

      (n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

      (o) “Fair Market Value” means, as of any date, the value of the Common Stock of the Company determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market of The Nasdaq Stock Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(ii) If the Common Stock is quoted on The Nasdaq Stock Market (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

      (p) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

      (q) “Independent Stock Appreciation Right” or “Independent Right” means a right granted pursuant to subsection 8(b)(3) of the Plan.

      (r) “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of

2

Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

      (s) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

      (t) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

      (u) “Option” means a stock option granted pursuant to the Plan.

      (v) “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

      (w) “Optionee” means an Employee, Director or Consultant who holds an outstanding Option.

      (x) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time, and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

      (y) “Plan” means this Aradigm Corporation 1996 Equity Incentive Plan.

      (z) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

      (aa) “Stock Appreciation Right” means any of the various types of rights which may be granted under Section 8 of the Plan.

      (bb) “Stock Award” means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

      (cc) “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

      (dd) “Tandem Stock Appreciation Right” or “Tandem Right” means a right granted pursuant to subsection 8(b)(1) of the Plan.

3.     Administration

      (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

      (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon

3

exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan or a Stock Award as provided in Section 13.

(iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

      (c) The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

      In the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

      (d) All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.  Shares Subject To The Plan

      (a) Share Reserve and Reversion of Shares to the Share Reserve. Subject to the provisions of Section 12 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate four million eight hundred thousand (4,800,000) shares of the Company’s Common Stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

      (b) Evergreen Share Reserve Increase. Notwithstanding Section 4(a) hereof and subject to the provisions of Section 12 relating to adjustments upon changes in stock, on the day of each annual meeting of shareholders of the Company, commencing with the annual meeting of shareholders in 2001 and ending in 2005, the aggregate number of shares of Common Stock that is available for issuance under the Plan shall automatically be increased by that number of shares equal to the lesser of (1) six percent (6%) of the issued and outstanding Common Stock of the Company or (2) such lesser number of shares as determined by the Board of Directors. Notwithstanding the foregoing, the aggregate increase in the number of shares of Common

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Stock that is available for issuance under the Plan pursuant to this Section 4(b) shall not exceed ten million (10,000,000) shares.

      (c) Source of Shares. The Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.  Eligibility

      (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted to Employees, Directors or Consultants.

      (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant, or in the case of a restricted stock purchase award, the purchase price is at least one hundred percent (100%) of the Fair Market Value of such stock at the date of grant.

      (c) Subject to the provisions of Section 12 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options covering more than one million five hundred thousand (1,500,000) shares of Common Stock during any calendar year.

      (d) A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

6.     Option Provisions

      Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted, and the exercise price of a Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other Common Stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the

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use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to the Company’s earnings for financial accounting purposes).

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(d) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

(e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable (“vest”) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

(f) Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee’s Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee’s death or Disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee’s Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

An Optionee’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee’s Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee’s death or Disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an Optionee’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee’s Continuous Status as an Employee, Director or Consultant (other than upon the Optionee’s death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Act, then the Option shall terminate on the earlier of (i) the

6

expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee’s Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

(g) Disability of Optionee. In the event an Optionee’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee’s Disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(h) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee’s Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee’s death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(i) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

7.	Terms Of Stock Bonuses And Purchases Of Restricted Stock

      Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

(a) Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement but in no event shall the purchase price be less than eighty-five percent (85%) of the stock’s Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company for its benefit.

(b) Transferability. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 and any administrative interpretations or

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pronouncements thereunder, so long as stock awarded under such agreement remains subject to the terms of the agreement.

(c) Consideration. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

(d) Vesting. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

(e) Termination of Employment or Relationship as a Director or Consultant. In the event a Participant’s Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.	Stock Appreciation Rights

      (a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees, Directors and Consultants. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. If a Stock Appreciation Right is granted to an individual who is at the time subject to Section 16(b) of the Exchange Act (a “Section 16(b) Insider”), the Stock Award Agreement of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3 promulgated under the Exchange Act (or any successor rule or regulation). No limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Rights.

      (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

(i) Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

(ii) Concurrent Stock Appreciation Rights. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of

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(A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

(iii) Independent Stock Appreciation Rights. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

9.	Covenants Of The Company

      (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

      (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended (the “Securities Act”) either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

10.	Use Of Proceeds From Stock

      Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

11.	Miscellaneous

      (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e), 7(d) or 8(b), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

      (b) No Employee, Director or Consultant nor any person to whom a Stock Award is transferred in accordance with the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

      (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of a Stock Award any right to continue in the employ of the Company or any Affiliate or to continue acting as a Consultant or shall affect the right of the Company or any Affiliate to terminate the service of any Employee or Director with or without notice and with or without cause, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant’s agreement with the Company or Affiliate.

      (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any

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calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

      (e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred in accordance with the Plan, as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

      (f) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; provided, however, that no shares of Common Stock may be withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to the Company’s earnings for financial accounting purposes).

12.	Adjustments Upon Changes In Stock

      (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company”.)

      (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving corporation or an Affiliate of such surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving corporation and its Affiliates refuse to assume or continue such Stock Awards, or to substitute similar options for those outstanding under

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the Plan, then, with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the time during which such Stock Awards may be exercised shall be accelerated and the Stock Awards terminated if not exercised prior to such event.

13.	Amendment Of The Plan and Stock Awards

      (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

(i) Increase the number of shares reserved for Stock Awards under the Plan;

(ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

(iii) Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3.

      (b) The Board may in its sole discretion submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

      (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

      (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

14.	Termination Or Suspension Of The Plan

      (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

15.     Effective Date Of Plan

      The Plan shall become effective on the same day that the Company’s initial public offering of shares of Common Stock becomes effective, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

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ARADIGM CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

Adopted April 16, 1996

Approved by the Shareholders on June 5, 1996
Amended by the Board of Directors on April 7, 1998
Approved by the Shareholders on May 15, 1998
Amended by the Board of Directors on February 2, 1999
Approved by the Shareholders on May 21, 1999
Amended by the Board of Directors on April 3, 2000
Approved by the Shareholders on May 19, 2000
Amended by the Board of Directors on April 2, 2001
Approved by the Shareholders on May 18, 2001
Amended by the Board of Directors on December 17, 2001
Approved by the Shareholders on February 8, 2002
Amended by the Board of Directors on February 19, 2003

1.     Purpose

      (a) The purpose of the Employee Stock Purchase Plan (the “Plan”) is to provide a means by which employees of Aradigm Corporation, a California corporation (the “Company”), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

      (b) The word “Affiliate” as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code”).

      (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

      (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code.

2.     Administration

      (a) The Plan shall be administered by the Board of Directors (the “Board”) of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

      (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

(ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

(iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iv) To amend the Plan as provided in paragraph 13.

(v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.

      (c) The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the “Committee”) constituted in accordance with the requirements of Rule 16b-3 under the Exchange Act. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.     Shares Subject to the Plan

      (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate three million two hundred fifty thousand (3,250,000) shares of the Company’s common stock (the “Common Stock”). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

      (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.     Grant of Rights; Offering

      The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an “Offering”) on a date or dates (the “Offering Date(s)”) selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

5.     Eligibility

      (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee’s customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

      (b) The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that

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Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

(i) the date on which such right is granted shall be the “Offering Date” of such right for all purposes, including determination of the exercise price of such right;

(ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

(iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

      (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

      (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under “employee stock purchase plans” of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee’s rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

      (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.     Rights; Purchase Price

      (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee’s Earnings (as defined by the Board or the Committee in each Offering) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the “Purchase Date(s)”) on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

      (b) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

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      (c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

(i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

(ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.     Participation; Withdrawal; Termination

      (a) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee’s Earnings during the Offering (as defined by the Board or Committee in each Offering). The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

      (b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant’s interest in that Offering shall be automatically terminated. A participant’s withdrawal from an Offering will have no effect upon such participant’s eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

      (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee’s employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee) under the Offering, without interest.

      (d) Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

8.     Exercise

      (a) On each Purchase Date specified therefor in the relevant Offering, each participant’s accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant’s account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant’s account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date,

4

without interest. The amount, if any, of accumulated payroll deductions remaining in any participant’s account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

      (b) No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the “Securities Act”) and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.     Covenants of the Company

      (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

      (b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.     Use of Proceeds from Stock

      Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.     Rights as a Shareholder

      A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant’s shareholdings acquired upon exercise of rights under the Plan are recorded in the books of the Company.

12.     Adjustments upon Changes in Stock

      (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”)

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      (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then, as determined by the Board in its sole discretion (i) any surviving or acquiring corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants’ accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants’ rights under the ongoing Offering terminated.

13.     Amendment of the Plan

      (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

(i) Increase the number of shares reserved for rights under the Plan;

(ii) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act as amended (“Rule 16b-3”)); or employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act as amended (“Rule 16b-3”)); or

(iii) Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

      (b) Rights and obligations under any rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

14.     Designation of Beneficiary

      (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death during an Offering.

      (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been

6

appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.     Termination or Suspension of the Plan

      (a) The Board in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) Rights and obligations under any rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

16.     Effective Date of Plan

      The Plan shall become effective on the same day that the Company’s initial public offering of shares of common stock becomes effective (the “Effective Date”), but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board or the Committee, which date may be prior to the Effective Date.

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DETACH HERE

PROXY

ARADIGM CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 15, 2003

     The undersigned hereby appoints RICHARD P. THOMPSON and THOMAS C. CHESTERMAN, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of stock of Aradigm Corporation which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Aradigm Corporation to be held at the Company’s offices located at 3929 Point Eden Way, Hayward, California on Friday, May 15, 2003 at 9:00 a.m. local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

[SEE REVERSE SIDE]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	[SEE REVERSE SIDE]

ARADIGM CORPORATION
C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

DETACH HERE

[X] Please mark
votes as in
this example.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW AND A VOTE “FOR” PROPOSALS 2, 3, 4 AND 5.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

1.	To elect (01) Frank H. Barker, (02) Wayne I. Roe, (03) Richard P. Thompson, (04) Virgil D. Thompson, (05) Igor Gonda, (06) Stan M. Benson and (07) John M. Nehra, directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected

FOR ALL NOMINEES	[ ]

WITHHELD FROM ALL NOMINEES	[ ]

FOR ALL NOMINEES EXCEPT:	[ ]

2.	To aprove the 1996 Equity Incentive Plan, as amended.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	To approve the Employee Stock Purchase Plan, as amended.	[ ]	[ ]	[ ]

4.	To approve future sales of Common Stock to Novo Nordisk Pharmaceuticals under the Stock Purchase Agreement dated October 22, 2001.	[ ]	[ ]	[ ]

5.	To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2003.	[ ]	[ ]	[ ]

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

Please sign exactly as your name appears hereon. If stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating that if signer is a partnership, please sign in partnership name by authorized person.

Signature:	Date:	Signature:	Date: